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                                                                    Exhibit 99.1


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Enzo Biochem, Inc., and Subsidiaries ("the Company") on Form 10-K for the year ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Elazar Rabbani, Ph.D., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Elazar Rabbani, Ph.D.


Elazar Rabbani, Ph.D.
Chief Executive Officer

October 29, 2002